SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2009
Vermillion, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-31617

Delaware (State or other jurisdiction of incorporation)	33-059-5156 (IRS Employer Identification No.)
47350 Fremont Blvd., Fremont, CA 94538
(Address of principal executive offices, including zip code)
510.226.2800
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
Monthly Operating Reports for August, September and October
On December 15, 2009, Vermillion, Inc. (the “Company”) filed its financial statements included in three Monthly Operating Reports for the periods from August 1, 2009 to August 31, 2009, September 1, 2009 to September 30, 2009, and October 1, 2009 to October 31, 2009 (the “Monthly Operating Reports”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (Case No. 09-11091). A copy of each of the three Monthly Operating Reports is attached to this Current Report on Form 8-K as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, and is incorporated in this report by reference.
Under the Securities Exchange Act of 1934, as amended (“Exchange Act”), the SEC issued Exchange Act Release No. 9660 providing guidance for Exchange Act reporting companies in bankruptcy. Consistent with that release, in light of limitations on the Company’s liquidity and personnel, the Company is unable to continue filing periodic reports under the Exchange Act without unreasonable effort and expense because (i) the Company’s regular accounting staff has been reduced as a result of the bankruptcy filing and (ii) the cost of having an independent registered public accounting firm perform the requisite reviews and audits coupled with the cost of complying with the requirements of the Sarbanes-Oxley Act of 2002 is prohibitive. As a result, during the pendency of the Company’s bankruptcy proceedings, it has adopted a modified reporting program with respect to its reporting obligations under the federal securities laws. Accordingly, the Company files with the SEC, under cover of current reports on Form 8-K, in lieu of filing Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of the Company’s monthly operating reports required to be submitted to the Bankruptcy Court. In accordance with General Instructions B.2 and B.6 of Form 8-K, the Monthly Operating Reports are, and any future such monthly operating reports will be, furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (“Securities Act”), except as expressly set forth by specific reference in such a filing. The information set forth in this Current Report on Form 8-K also will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the three Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of the Company’s compliance with the monthly reporting requirements of the Bankruptcy Court. The financial information in the Monthly Operating Reports was not audited or reviewed by independent registered accountants and is not presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods which may be shorter or otherwise different from those contained in reports required pursuant to the Exchange Act, and such information is likely not indicative of the Company’s financial condition or operating results for the periods that would be reflected in the periodic reports pursuant to the Exchange Act. The Monthly Operating Reports do not include footnotes that would ordinarily be contained in the financial statements in the Company’s quarterly and annual reports pursuant to the Exchange Act. In addition, the income tax provision in the Monthly Operating Reports is difficult to ascertain as a result of many factors, including, among other things, the Company’s inability to predict taxable income that may be generated as a result of any cancellation of indebtedness that might occur as a result of the bankruptcy proceeding involving the Company. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.
Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K contain forward-looking statements that involve significant risks and uncertainties, including statements regarding Vermillion’s plans, objectives, expectations and intentions. These forward-looking statements are based on Vermillion’s current expectations. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. In order to comply with the terms of the safe harbor, Vermillion notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. There are no guarantees that Vermillion will succeed in its efforts to commercialize ovarian cancer or OVA1 diagnostics products in 2009 or during any other period of time. Factors that could cause actual results to materially differ include but are not limited to: (1) uncertainty in obtaining intellectual property protection for inventions made by Vermillion; (2) unproven ability of Vermillion to discover, develop, and commercialize ovarian cancer diagnostic products based on findings from its disease association studies; (3) unproven ability of Vermillion to discover or identify new protein biomarkers and use such information to develop ovarian cancer diagnostic products; (4) uncertainty as to whether Vermillion will be able to obtain any required regulatory approval of its future ovarian cancer diagnostic products; (5) uncertainty of market acceptance of its OVA1 diagnostic test or future diagnostic products, including the risk that its products will not be competitive with products offered by other companies, or that users will not be entitled to receive adequate reimbursement for its products from third party payors such as private insurance companies and government insurance plans; (6) uncertainty that Vermillion will successfully license or otherwise successfully partner its products; (7) uncertainty that Vermillion will have the resources to successfully complete its bankruptcy reorganization; (8) uncertainty as to whether operating under Chapter 11 may harm our business; (9) uncertainty as to whether the amended plan of reorganization will be accepted by classes of claims entitled to vote; (10) uncertainty regarding whether Vermillion will be able to obtain confirmation of a Chapter 11 plan of reorganization; (11) uncertainty as to whether Vermillion will be able to emerge from bankruptcy without being liquidated or obtain the necessarily funding to continue as a going concern; (12) uncertainty whether a plan of reorganization may result in holders of our common stock receiving no or limited distributions on account of their interests and cancellation of their common stock; (13) uncertainty whether operating under the U.S. Bankruptcy Code may restrict our ability to pursue our business strategies and identify and develop additional diagnostic products; (14) uncertainty whether the trading in our stock will become significantly less liquid or our ability to relist on shares on the Nasdaq Global Select Market or other national securities exchange; and (15) other factors that might be described from time to time in Vermillion’s filings with the Securities and Exchange Commission. All information in this Current Report is as of the date of the report, and Vermillion expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Vermillion’s expectations or any change in events, conditions or circumstances on which any such statement is based, unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Description.

99.1	Monthly Operating Report for the Period August 1, 2009 — August 31, 2009.
99.2	Monthly Operating Report for the Period September 1, 2009 — September 30, 2009
99.3	Monthly Operating Report for the Period October 1, 2009 — October 31, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.
Date: December 18, 2009	By:	/s/ Gail S. Page
Gail S. Page
Executive Chair of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report for the Period August 1, 2009 — August 31, 2009.
99.2	Monthly Operating Report for the Period September 1, 2009 — September 30, 2009
99.3	Monthly Operating Report for the Period October 1, 2009 — October 31, 2009